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                       CONSENT OF INDEPENDENT ACCOUNTANT

  We consent to the inclusion in this registration statement on Form S-1 of our report dated July 9, 1996, on our audit of the consolidated financial statements of LHS HOLDINGS, INC. AND ITS SUBSIDIARIES as of and for the year ended December 31, 1995. We also consent to the reference to our firm under the caption "Experts" in such registration statement.

                                          Baird, Kurtz & Dobson

Tulsa, Oklahoma
October 30, 1996